DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned Director and Executive Vice President of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:  File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable.  I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.  My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

s/s Anurag Chandra
Anurag  Chandra
Director and Executive Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Director, Chairman of the Board, and Chief Executive Officer of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

s/s Don Civgin

Don Civgin
Director, Chairman of the Board
and Chief Executive Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Director, President and Chief Operating Officer of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

s/s Lawrence W. Dahl

Lawrence W. Dahl
Director, President and
Chief Operating Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Director and Senior Vice President of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

s/s Wilford J. Kavanaugh

Wilford J. Kavanaugh
Director and Senior Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Financial Officer of Lincoln Benefit Life Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

s/s Jesse E. Merten

Jesse E. Merten
Director, Senior Vice President and
Chief Financial Officer